UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2015

ActiveCare, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-53570 (Commission File Number)	87-0578125 (IRS Employer Identification No.)

1365 West Business Park Drive, Orem, Utah 84058
(Address of principal executive offices)

(877) 219-6050
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2015, ActiveCare, Inc., a Delaware corporation (the "Registrant"), received the voluntary resignation of Marc C Bratsman as Chief Financial Officer (“CFO”) and Corporate Secretary of the Registrant, effective June 1, 2015.  Mr. Bratsman’s resignation is not due to any disagreement with the Registrant or any officer or director of the Registrant.  Mr. Bratsman’s responsibilities as CFO and Corporate Secretary will be assumed by other members of the Registrant’s leadership team and the Board of Directors of the Registrant until a new CFO is engaged by the Registrant.  Mr. Bratsman is available as a part-time consultant to the Registrant to facilitate the transition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ActiveCare, Inc.

By:	/s/ James J. Dalton
James J. Dalton Executive Chairman

Date: May 29, 2015